EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 12/1/09 through 12/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: January 28, 2010
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
December 31, 2009

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	3,140,919
RESTRICTED CASH	259,385
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,357,180	15,403
DUE FROM AFFILIATE	471,233,987
PREPAID EXPENSES	1,573,364
DEPOSITS AND OTHER ASSETS	2,941,774	-
INVESTMENTS IN SUBSIDIARIES	(281,339,192)		(80,780,660)	(86,175,568)	(37,895,208)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,471,077

TOTAL ASSETS	$206,137,199	$1,484,853	$(80,780,660)	$(86,175,568)	$(37,895,208)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$175,346,993	$-	$-	$-	$-
ACCRUED INTEREST	9,568,421
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,268,699
DUE TO AFFILIATE	359,538,263
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,052,726	77,485
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	567,775,102	77,485	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(361,637,903)	1,407,368	(80,780,660)	(86,175,568)	(37,895,208)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$206,137,199	$1,484,853	$(80,780,660)	$(86,175,568)	$(37,895,208)

	$(282,892,536)	RE of consolidated subs
	1,553,344	Investment in Keane Stud
	$(281,339,192)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
December 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,200,269)	14,764	(3,237)	(320,444)	(18,302,981)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,200,269)	$14,764	$(3,237)	$(320,444)	$(18,302,981)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,200,269)	14,764	(3,237)	(320,444)	(18,302,981)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,200,269)	$14,764	$(3,237)	$(320,444)	$(18,302,981)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
December 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,521,233	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,539,627)	-

NET RENTAL REAL ESTATE	-	-	-	28,990,730	-

CASH AND CASH EQUIVALENTS		-	-	209,287	-
RESTRICTED CASH		-	-	111,661	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	11,472	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,864	-	-	-
PREPAID EXPENSES		-	271	89,904	269
DEPOSITS AND OTHER ASSETS		-	-	31,598	-
INVESTMENTS IN SUBSIDIARIES	17,270	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$17,270	$1,552,864	$5,521,580	$29,444,651	$3,209,621

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	850,067	925,248	400,675
ACCRUED PROPERTY TAXES		1,869	116,848	1,718	221,348
ACCOUNTS PAYABLE TRADE		4,610	45,674	209,400	-
DUE TO AFFILIATE		-	37,919,823	3,663,476	9,438,249
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,231,558	146,626
TENANT SECURITY DEPOSITS		-	-	74,366	-

TOTAL LIABILITIES	-	76,480	49,567,664	47,564,261	13,806,897

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	17,270	1,476,384	(44,046,083)	(18,119,609)	(10,597,276)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$17,270	$1,552,864	$5,521,580	$29,444,651	$3,209,621

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
December 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$1,980,793	$4,624,733	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	-
RESTRICTED CASH	-	44,296	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	565,300	-	-	8,899,478
PREPAID EXPENSES	-	100,249	270	294	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	-	-	-	-

TOTAL ASSETS	$-	$2,691,833	$4,625,038	$7,775,514	$9,158,123

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	-	432,771	2,300,573	-
ACCRUED PROPERTY TAXES	-	274,659	62,399	461,111	187,533
ACCOUNTS PAYABLE TRADE	95,473	17,683	9,166	4,875	10,679
DUE TO AFFILIATE	41,153,596	-	6,328,673	12,755,792	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	678,626	672,517	353,844	34,297	605,680
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,927,696	964,859	11,086,853	24,526,648	803,893

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,927,696)	1,726,973	(6,461,815)	(16,751,135)	8,354,231

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$2,691,833	$4,625,038	$7,775,514	$9,158,123

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
December 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$79,030,914	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	156,597	-	-	-
RESTRICTED CASH	-	288,705	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	259	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	53,923	3,604	-	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	75,000	-	-	-

TOTAL ASSETS	$-	$79,614,645	$32,759	$-	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$71,311,452	$-	$-	$-
ACCRUED INTEREST	386,289	103,069	-	-	-
ACCRUED PROPERTY TAXES	-	470,907	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	512,336	86,986	124,297	-
DUE TO AFFILIATE	2,596,630	7,144,712	7,828,463	5,044,502	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	1,062,766	92,172	161,297	-
TENANT SECURITY DEPOSITS	-	209,672	-	-	-

TOTAL LIABILITIES	4,537,396	80,814,914	8,007,621	5,330,095	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,537,396)	(1,200,269)	(7,974,862)	(5,330,095)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$79,614,645	$32,759	$-	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
December 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$26,390,241	$6,077,031	$134,863,184

LAND	69,592,579	-	79,601,703
BUILDING IMPROVEMENTS	427,376,377	-	448,897,610
LESS: ACCUMULATED DEPRECIATION	(126,589,801)	-	(129,129,428)

NET RENTAL REAL ESTATE	370,379,155	-	399,369,885

CASH AND CASH EQUIVALENTS	589,399	-	4,096,352
RESTRICTED CASH	11,781,114	-	12,485,161
GOODWILL	-	-	2,692,343
ACCOUNTS RECEIVABLE BASE RENT	272,785	-	284,516
MISCELLANEOUS ACCOUNTS RECEIVABLE	136,840	(15,403)	2,494,020
DUE FROM AFFILIATE	117,440,265	(626,869,565)	-
PREPAID EXPENSES	1,072,414	-	2,894,561
DEPOSITS AND OTHER ASSETS	652,250	-	3,670,158
INVESTMENTS IN SUBSIDIARIES	-	507,538,869	1,553,344
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	4,109,357	-	7,655,434

TOTAL ASSETS	$532,823,820	$(113,269,068)	$573,334,770

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$546,679,044	$-	$860,062,302
ACCRUED INTEREST	6,803,572	-	21,770,685
ACCRUED PROPERTY TAXES	2,405,891	-	4,204,284
ACCOUNTS PAYABLE TRADE	1,445,582	-	4,873,942
DUE TO AFFILIATE	77,991,159	(571,403,339)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,187,676	(83,608)	41,698,592
TENANT SECURITY DEPOSITS	2,072,710	6,123	2,362,870

TOTAL LIABILITIES	649,585,634	(571,480,823)	934,972,676

MINORITY INTEREST	-	13,119,676	13,119,676

SHAREHOLDERS' DEFICIT	(116,761,814)	458,211,755	(361,637,905)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$532,823,820	$(113,269,068)	$573,334,770

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Twelve Months Ended December 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	148,897	966,666

Total revenue	148,897	966,666	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,433)	-
Depreciation	-	34,544
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	25,316,328	1,102,547

Total expenses	26,180,895	1,137,091	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(85,845,148)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	247,050	-
Interest expense	(8,552,761)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	(1,874,917)	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(97,119,188)	-	-	-	-

Income tax expense	(56,402)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(123,207,588)	$(170,425)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Twelve Months Ended December 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Twelve Months Ended December 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	3,500,368	-

Total revenue	-	89,900	-	3,500,368	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	135,474	1,734,848	222,442
Depreciation		-	-	581,215	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		1,391	29,439	12,678	692,261

Total expenses	-	112,350	13,087,774	2,328,741	914,703

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(651,362)	(1,503,917)	(396,930)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring		-	-	-	-
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(651,362)	(1,503,917)	(396,930)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(22,450)	$(13,739,136)	$(332,290)	$(1,311,633)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Twelve Months Ended December 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$1,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	1,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	6,345,025	-	-	1,014,461
Property operations	109,128	224,240	11,249	231,866	(116,397)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	101,622	255,841	2,084	70,417	13,991

Total expenses	18,463,106	6,825,106	6,379,588	302,284	912,056

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(304,225)	(82,227)	(2,310,228)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring	-	2,279,871	-	-	-
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	1,975,647	(82,227)	(2,310,228)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,118,609	$(3,514,838)	$(6,461,815)	$(2,606,802)	$(20,579)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Twelve Months Ended December 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	3,120,938	1,457,334	88,437

Total revenue	106,227	3,120,938	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	323,005	1,856,124	533,524	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	196,233	11,704	75,484

Total expenses	405,885	2,052,357	856,514	125,091

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(264,826)	(2,262,610)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,006,646)	(2,262,610)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,306,304)	$(1,194,029)	$(3,907,376)	$813,976

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Twelve Months Ended December 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$4,922,450	$-	$-	$26,162,848
Rental and other	73,929,047	(899,073)	(35,890)	82,388,661

Total revenue	78,851,497	(899,073)	(35,890)	108,551,508

Expenses:
Cost of sales	3,881,039	-	-	29,577,048
Property operations	39,633,083	2	(45,462)	44,393,086
Depreciation	13,158,575	(34,544)	-	14,124,562
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,169,747	1,195,384	-	31,257,551

Total expenses	117,269,199	1,160,842	(45,462)	198,468,118

Other income and (expenses):
Equity in loss of subsidiaries	-	78,728,575	-	(7,116,573)
Minority interest income of partnerships and joint ventures	617,398	-	-	617,398
Interest income	117	-	-	247,167
Interest expense	(35,015,213)	-	11,872	(52,237,593)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	20,578,784
Gain (loss) on transfer of assets	-	-	-	(2,699,775)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,885)	(2,616,737)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(14,772,353)	78,728,575	(1,327,125)	(43,728,617)

Income tax expense	-	-	-	(56,402)

Discontinued operations	-	-	1,317,553	1,317,553

Net income (loss)	$(53,190,055)	$76,668,661	$-	$(132,384,076)

TARRAGON CORPORATION
CASH FLOW FOR DECEMBER 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	11/30/09	Receipts	Disbursements	Disbursements	Transfers	12/31/09

Tarragon Corporation	$1,815,977	$4,766,128	$(3,134,489)	$(1,117,663)	$810,966	$3,140,919
Tarragon Management Inc.	-	-	(79,895)	-	79,895	-

Filing entities:
Rentals:
Aldridge Apartments	4,607	-	(4,607)	-	-	-
Stonecrest Apartments	-	-	-	-	-	-
Orlando Central Park	3,012	-	(3,012)	-	-	-
Bermuda Island	97,128	331,957	(167,064)	-	(52,734)	209,287
800 Madison	98,602	470,573	(351,054)	-	(61,524)	156,597

Condo developments:
One Hudson Park	-	-	-	-	-	-
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	482,178	1,233,178	(349,354)	-	(776,603)	589,399
Total Company	$2,501,654	$6,801,836	$(4,089,475)	$(1,117,663)	$-	$4,096,352

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Twelve Months Ended December 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	11/30/2009			12/31/2009	11/30/2009			12/31/2009	11/30/2009	12/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,910,079	$19,254	$63,089	$16,866,244	$(16,911,782)	$63,089	$19,254	$(16,867,947)	$(1,703)	$(1,703)
One Hudson Park	(8,913,631)	10,654	1	(8,902,978)	8,913,632	1	14,154	8,899,479	1	(3,499)
Orlando Central Park	2,596,630	0	0	2,596,630	(2,596,630)	0	0	(2,596,630)	0	0
Block 88-TRI	13,530,805	0	23,432	13,507,373	(13,530,805)	23,432	0	(13,507,373)	0	0
Twelve Oaks at Fenwick Plantation	(2,574,094)	650	0	(2,573,444)	2,573,445	0	0	2,573,445	(649)	1
Trio East	9,438,249	0	0	9,438,249	(9,438,249)	0	0	(9,438,249)	0	0
Trio West	41,129,411	12,436	0	41,141,847	(41,141,485)	0	12,111	(41,153,597)	(12,075)	(11,750)
Aldridge Apartments	7,823,569	0	0	7,823,569	(7,823,588)	0	0	(7,823,588)	(19)	(19)
Stonecrest Apartments	5,043,853	0	0	5,043,853	(5,043,852)	0	0	(5,043,852)	1	1
Central Square	12,751,630	4,162	0	12,755,792	(12,751,630)	0	4,162	(12,755,792)	0	0
Orion Towers	44,380,843	1,446	0	44,382,288	(44,380,842)	0	1,446	(44,382,288)	0	0
Bermuda Island	3,679,495	0	16,020	3,663,476	(3,679,495)	16,020	0	(3,663,476)	0	0
900 Monroe	8,006,499	687	0	8,007,186	(8,004,563)	0	650	(8,005,213)	1,936	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Twelve Months Ended December 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	11/30/2009			12/31/2009	11/30/2009			12/31/2009	11/30/2009	12/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$(6,004)	$14,270	$15,978	$(7,712)	$0	$0	$0	$0	$(6,004)	$(7,712)
Topside Property	554,554	2,060,452	1,960,897	654,109	0	0	0	0	554,554	654,109
Sold Property Expenses	1,016,008	0	652	1,015,355	(1,016,008)	652	0	(1,015,355)	0	0
301 Route 17 (aka Meadows)	0	0	5,397	(5,397)	0	5,397	0	5,397	0	0
Ansonia	58,378,675	7,330,359	6,135,276	59,573,759	(15,763,662)	5,107,605	4,631,905	(15,287,963)	42,615,013	44,285,797
Ansonia - Consolidations	(11,143,776)	72,749	0	(11,071,027)	11,143,776	0	72,749	11,071,027	0	0
Sold Property Expenses For Sale Props	1,026,455	17,000	1,053	1,042,402	(1,025,499)	78	16,981	(1,042,402)	956	0
Sold Property Expenses Cont Ops	(152,410)	-	9,571	(161,981)	152,410	9,571	0	161,981	0	0
13th Street Development	(678)	678	0	0	0	0	0	0	(678)	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	2,902,146	0	184	2,901,963	(2,902,146)	184	0	(2,901,963)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,611,030	992	0	9,612,022	(9,611,920)	0	992	(9,612,912)	(890)	(890)
Mirabella	15,890,137	12,333	448,480	15,453,991	(15,895,000)	490,466	54,017	(15,458,551)	(4,863)	(4,561)
Alta Mar	(4,495,555)	175,346	102,605	(4,422,815)	4,496,727	0	72,741	4,423,986	1,172	1,171
Cobblestone at Eagle Harbor	1,326,473	0	5,322	1,321,151	(1,369,819)	5,322	0	(1,364,497)	(43,346)	(43,346)
Vintage at the Grove	12,670,687	95,496	168,894	12,597,290	(12,690,825)	181,247	103,405	(12,612,983)	(20,138)	(15,693)
Tradition at Palm Aire	23,042,162	0	5,404	23,036,758	(23,042,162)	5,404	0	(23,036,758)	0	0
Merritt Stratford	281,236	0	4,128	277,108	(281,236)	4,128	4,702	(281,810)	0	(4,702)
The Exchange	29,561,889	0	0	29,561,889	(29,565,052)	0	0	(29,565,052)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,657,820)	351	84,755	(6,742,224)	6,657,821	84,755	351	6,742,225	1	1
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Twelve Months Ended December 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	11/30/2009			12/31/2009	11/30/2009			12/31/2009	11/30/2009	12/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,549,000)	$0	$0	$(7,549,000)	$7,548,999	$0	$165	$7,548,834	$(1)	$(166)
1118 Adams	4,889,463	130,854	4,642	5,015,675	(4,883,138)	3,801	130,854	(5,010,191)	6,325	5,484
1118 Adams Parking, Inc.	86,710	38,112	28,270	96,551	(93,250)	6,540	15,362	(102,071)	(6,540)	(5,520)
1118 Adams Parking - Eliminations	(268,596)	0	7,583	(276,179)	268,596	7,583	0	276,179	0	0
20 North Water Street	9,765,985	0	2,800	9,763,185	(9,765,985)	2,800	0	(9,763,185)	0	0
Southampton Pointe	(2,165,594)	0	0	(2,165,594)	2,165,594	0	0	2,165,594	0	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	10,146	135,037	168,828	(23,645)	1,744	172,537	153,233	21,047	11,890	(2,597)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,017,074)	243	0	(12,016,831)	12,017,074	0	243	12,016,831	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	4,382,156	0	988	4,381,168	(4,382,156)	988	0	(4,381,168)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	0	0	0	0	0	0	0	0	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,568,683	47	6,389	53,562,341	(53,568,683)	6,389	47	(53,562,341)	0	0
Mustang Creek	(312,651)	137,552	117,398	(292,497)	289,379	145,135	166,299	268,215	(23,271)	(24,282)
The Hamptons	(4,147,937)	4,460	3,282	(4,146,758)	4,147,937	0	1,178	4,146,758	0	0
Woodcreek - FL	(11,798,366)	148,578	158,906	(11,808,694)	11,785,258	164,454	149,124	11,800,588	(13,109)	(8,106)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Twelve Months Ended December 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	11/30/2009			12/31/2009	11/30/2009			12/31/2009	11/30/2009	12/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,074,980)	$0	$11,865	$(10,086,845)	$10,070,271	$11,865	$0	$10,082,136	$(4,709)	$(4,709)
11 Mt Pleasant	18,304,205	0	0	18,304,205	(18,304,205)	0	0	(18,304,205)	0	0
French Villa	(2,852,018)	0	0	(2,852,018)	2,852,018	0	0	2,852,018	0	0
Southern Elms	(1,219,568)	25,114	6,436	(1,200,890)	1,219,755	23,478	42,960	1,200,273	187	(617)
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,498,259)	124,656	115,788	(2,489,391)	2,508,944	126,934	141,498	2,494,381	10,685	4,989
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,627,781)	0	5,160	(8,632,942)	8,626,736	5,160	0	8,631,897	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,125,892	91	3,029,537	96,446	(3,125,892)	3,029,537	91	(96,446)	0	0
Hoboken Sales Center	0	0	34,910	(34,910)	0	34,910	0	34,910	0	0
Block 106	9,140,696	4,021	0	9,144,717	(9,140,818)	0	3,900	(9,144,718)	(121)	(1)
Block 114	1,760,858	1,056,738	1,131,866	1,685,730	(1,760,858)	1,131,866	1,056,738	(1,685,730)	0	0
Block 104	(337,431)	1,727,875	836,174	554,270	336,381	336,144	1,226,824	(554,300)	(1,051)	(30)
Hoboken Sales Center	0	0	125,992	(125,992)	0	125,992	0	125,992	0	0
Block 144	4,371,417	0	0	4,371,417	(4,371,417)	0	0	(4,371,417)	1	1
Block 112(MWH)	9,372,671	0	0	9,372,671	(9,374,644)	0	0	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,382,351)	65,075	89,667	(4,406,943)	3,821,968	91,333	105,759	3,807,542	(560,383)	(599,401)
Dogwood Hills	(2,010,092)	55,719	70,978	(2,025,351)	1,649,673	75,657	80,020	1,645,310	(360,418)	(380,041)
Groton Towers	(4,746,603)	95,432	136,190	(4,787,361)	3,930,835	136,486	124,972	3,942,349	(815,768)	(845,012)
Gull Harbor	(1,679,079)	22,744	42,943	(1,699,277)	1,674,947	42,997	22,041	1,695,903	(4,131)	(3,374)
Hamden Center	(2,709,876)	57,051	87,420	(2,740,246)	2,224,410	88,286	78,862	2,233,833	(485,467)	(506,412)
Lakeview	(2,778,761)	61,331	87,031	(2,804,461)	2,105,227	87,293	80,072	2,112,448	(673,534)	(692,013)
Nutmeg Woods	(11,912,813)	312,463	369,085	(11,969,435)	9,387,458	375,921	406,684	9,356,695	(2,525,356)	(2,612,740)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Twelve Months Ended December 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	11/30/2009			12/31/2009	11/30/2009			12/31/2009	11/30/2009	12/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Ocean Beach	$(13,350,531)	$308,935	$393,134	$(13,434,729)	$10,522,158	$388,711	$380,889	$10,529,979	$(2,828,373)	$(2,904,750)
Parkview	(6,073,310)	129,915	182,294	(6,125,690)	4,574,483	182,294	194,400	4,562,377	(1,498,828)	(1,563,313)
Sagamore	(4,176,126)	131,900	203,959	(4,248,185)	2,229,917	208,422	208,084	2,230,255	(1,946,209)	(2,017,930)
Woodcliff	(20,349,088)	407,768	568,023	(20,509,343)	17,096,537	569,605	575,530	17,090,611	(3,252,551)	(3,418,732)
200 Fountain	1,829,006	133,008	218,081	1,743,933	(3,716,499)	220,802	189,959	(3,685,656)	(1,887,494)	(1,941,723)
278 Main	160,724	65,140	113,231	112,633	(1,020,911)	113,285	95,176	(1,002,802)	(860,187)	(890,169)
Club at Danforth	(10,922,039)	256,814	300,380	(10,965,605)	9,289,895	327,942	435,296	9,182,541	(1,632,144)	(1,783,064)
Forest Park	(4,235,738)	127,523	177,850	(4,286,064)	3,153,571	179,659	170,832	3,162,399	(1,082,166)	(1,123,666)
Heather Hill	(25,962,266)	416,835	513,639	(26,059,070)	19,419,652	529,799	700,539	19,248,912	(6,542,614)	(6,810,158)
Liberty Building	(6,092,386)	129,004	176,271	(6,139,654)	4,835,870	176,564	149,788	4,862,646	(1,256,516)	(1,277,008)
Links at Georgetown	(9,129,051)	281,452	269,552	(9,117,151)	7,242,894	270,893	397,708	7,116,079	(1,886,157)	(2,001,072)
Lofts at the Mills	3,419,343	329,862	425,958	3,323,248	(5,815,698)	427,635	406,421	(5,794,483)	(2,396,354)	(2,471,236)
River City	(6,240,888)	236,502	214,796	(6,219,182)	3,110,503	227,957	347,536	2,990,924	(3,130,385)	(3,228,258)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,487,732)	184,186	316,052	(4,619,597)	1,649,055	593,683	582,557	1,660,181	(2,838,677)	(2,959,417)
Vintage at Madison	(3,512,970)	149,230	144,252	(3,507,992)	2,501,440	145,453	184,051	2,462,842	(1,011,530)	(1,045,149)
Vintage at the Parke	(3,896,880)	198,009	226,626	(3,925,497)	2,132,333	226,636	264,091	2,094,879	(1,764,547)	(1,830,618)
Vintage at Plantation	(8,439,173)	250,041	274,451	(8,463,583)	6,618,992	301,114	361,307	6,558,799	(1,820,181)	(1,904,784)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	1,232,085	0	0	1,232,085	(1,232,085)	0	0	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$114,376,908	$17,768,628	$20,449,812	$111,695,724	$(114,376,914)	$17,321,890	$14,640,706	$(111,695,730)	$(6)	$(6)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
December 31, 2009
GL Acct # 13383 (Yardi 10095)

Bank Balance 12/31/09	2,189,716.26
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 12/31/09	2,189,716.26

TARRAGON CORPORATION
For the Twelve Months Ended December 31, 2009

Property	Date	Period	Person	Debit	Credit	Balance	Remarks
10095-00			Cash – Signature Master Investment			822,476.13 = Beginning Balance=
1000	12/4/2009	12/2009	BDO SEIDMAN LLP	0.00	95,143.06		WIRED PAYMENT
1000	12/4/2009	12/2009	BDO SEIDMAN LLP	0.00	70,554.40		WIRED PAYMENT
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	829.55		BISHOPS COURT WIRE
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	837.76		HAMPTONS 558 ASSOC CLAIM
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	70.00		HAMPTONS SERVEY LAWSUIT
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	84.00		HOFFMAN V PARK AVE
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	905.55		VISTA LAKES RODRIGUEZ
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	297.60		BANKRUPTCY ADMIN
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	290.38		SEVEN DWARFS CONDO ASSOC
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	28,529.69		ALTA MAR LITIGATION
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	44.40		ALTA MAR LITIGATION
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	237.14		ALTA MAR LITIGATION
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	96.00		SAFECO INSUR V. TARRAGON
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	282.98		BISHOPS COURT
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	582.87		RAYMOND HAMPSON
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	24.00		7 DWARFS CONDO ASSOC
1000	12/4/2009	12/2009	GRAY ROBINSON PA	0.00	3,917.51		ALTA MAR LITIGATION
1000	12/16/2009	12/2009	BDO SEIDMAN LLP	0.00	409.30		ALTA MAR LITIGATION
1000	12/18/2009	12/2009	HOLLAND & KNIGHT LLP	0.00	60,546.80		PROF FEES
1000	12/18/2009	12/2009	HOLLAND & KNIGHT LLP	0.00	19,343.80		LEGAL
1000	12/18/2009	12/2009	HOLLAND & KNIGHT LLP	0.00	454.60		CENTRAL SQU/GREAT DIVIDE
1000	12/25/2009	12/2009		0.00	7,524.65		CENTRAL SQU/GREAT DIVIDE
1000	12/25/2009	12/2009		615,400.85	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	25,671.57		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		126,792.83	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	14,011.38		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		177,810.36	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	398,029.77		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		37,438.73	0.00		GRAY ROBINSON AUG & SEPT INVOICES
1000	12/25/2009	12/2009		165,697.46	0.00		BDO AUG AND SEPT INVOICES
1000	12/25/2009	12/2009		99,046.48	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	9,853.34		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		49,271.01	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	315,648.98		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		9,537.66	0.00		SIGNATURE MASTER DEP/TSF

TARRAGON CORPORATION
For the Twelve Months Ended December 31, 2009
(Continued)

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

1000	12/25/2009	12/2009		0.00	487,900.13		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	5,240.00		XFER SD ACCTS TRUE-UP
1000	12/25/2009	12/2009		0.00	37,348.83		XFER SD ACCTS TRUE-UP
1000	12/25/2009	12/2009		92,168.53	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	503,865.25		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		60,546.80	0.00		BDO OCTOBER FEES
1000	12/25/2009	12/2009		178,342.15	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	26,753.10		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		296,201.04	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	172,685.86		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		96,148.20	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	29,066.78		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		4,962.97	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	21,272.93		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		3,104,735.04	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	459,830.66		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		5,258.23	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	16,958.23		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		14,272.72	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	25,229.88		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		142,707.96	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	467,284.08		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		3,846.23	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	34,653.99		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		61,757.82	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	171,522.23		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		6,461.95	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	230,085.44		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		515,000.00	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		31,057.98	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	232,674.14		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		207,301.14	0.00		COLE SCHOTZ NOV INVOICE
1000	12/25/2009	12/2009		36,448.61	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	10,292.98		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	355,074.38		REC PAC WEST DISBURSEMENTS

TARRAGON CORPORATION
For the Twelve Months Ended December 31, 2009
(Continued)

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

1000	12/25/2009	12/2009		0.00	81,689.36		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		6,568.63	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	3,915.48		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		44,446.65	0.00		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		0.00	44,359.67		SIGNATURE MASTER DEP/TSF
1000	12/25/2009	12/2009		27,323.05	0.00		HOLLAND & KNIGHT INVOICES
1000	12/25/2009	12/2009		0.00	170,085.33		TMI AP DISB-DIP TMI
1000	12/25/2009	12/2009	COLE, SCHOTZ	0.00	207,301.14		LEGAL RESTRUCTURING FEES
						2,189,716.26	= Ending Balance =
				6,216,551.08	4,849,310.95